February 20, 2003


                                AMSTAR VALUE FUND
                            AMSTAR TOTAL RETURN FUND
                        AMSTAR INTERNATIONAL EQUITY FUND
                             AMSTAR HIGH YIELD FUND
                   (EACH A SERIES OF AMSTAR INVESTMENT TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003

Class B shares and Class C shares of each of the Amstar Funds listed above are not available for purchase until further notice from the Amstar Investment Trust.

Please contact Amstar Distributors, Inc. at 1-800-901-6049 to determine when Class B and Class C shares of the Amstar Funds will be available for purchase in your state or if you have any further questions.